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                                                                   EXHIBIT 10.12

                                                                       EXECUTION



                       NOTE AND WARRANT PURCHASE AGREEMENT

             NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") dated the 28th day of December, 1995, by and among Financial Pacific Insurance Group, Inc., a Delaware corporation (the "Corporation"), and each of the persons severally listed on the Schedule of Purchasers attached hereto (the "Schedule of Purchasers") - The persons listed on the Schedule of Purchasers are herein referred to collectively as the "Purchasers" and individually as a "Purchaser".

                              W I T N E S S E T H:

             SECTION 1. Authorization of Notes and Warrants. The Corporation has authorized the issue and sale of (a) $5,000,000 aggregate principal amount of its 12% Senior Notes due January 1, 2001 (the "Notes", such term to include all Notes issued in substitution therefor pursuant to Section 13), to be substantially in the form of Exhibit A, (b) Common Stock Purchase Warrants (the "Warrants", such terms to include any such warrants issued in substitution therefor), to be substantially in the form of Exhibit B, for the purchase of up to 1,505.4 shares (subject to adjustment) of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), at a purchase price equal to the Warrant Purchase Price (as defined in the Warrants), at any time or from time to time prior to 5:00 p.m., eastern time, on January 1, 2004 (provided, however, that if any exercise of any Warrant would result in a change in "control" of the Corporation, as defined in Section 1215(b) of the California Insurance Code, then such exercise shall be delayed until such time as the approval of the California Department of Insurance is obtained).

             SECTION 2. Sale and Purchase of Notes and Warrants. The Corporation will issue and sell to the Purchasers and, subject to the terms and conditions hereof, the Purchasers will purchase from the Corporation, at the Closing provided for in Section 3, Notes in the principal amount specified opposite the name of each Purchaser in the Schedule of Purchasers and Warrants for the purchase of the number of shares of Common Stock specified opposite the name of each Purchaser in the Schedule of Purchasers at the aggregate purchase price of 100% of the aggregate principal amount of such Notes.

             SECTION 3. Closing. (a) The closing of the sale of Notes and Warrants to the Purchasers shall take place at the offices of McCarter & English, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102, at 10:00 a.m., eastern time, on December 28, 1995 or on such other business day thereafter as may be agreed upon by the Corporation and the Purchasers (the "Closing Date"). At the Closing the Corporation shall deliver to



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the Purchasers (i) the Notes to be sold to each Purchaser, in each case in the form of a single Note dated the Closing Date and registered in the name of such Purchaser, and (ii) the Warrants to be purchased by each Purchaser, in each case in the form of a single Warrant, dated the Closing Date and registered in the name of such Purchaser, against delivery by the Purchasers of immediately available funds in the aggregate amount of the purchase price therefor. If at the Closing the Corporation shall fail to tender such Notes or Warrants to the Purchasers as specified in this Section 3, or any of the conditions specified in
Section 6 shall not have been fulfilled or waived, the Purchasers shall, at their election, be relieved of all further obligations hereunder, without thereby waiving any other rights the Purchasers may have by reason of such failure or such nonfulfillment.

                      (b) The Purchasers shall have the right, in the event that the Closing shall not be held by [January 15, 1996], and if such failure to close shall be attributable to any cause or event other than a failure by any Purchaser to perform an action required to be performed by it pursuant to this Agreement, to terminate this Agreement on written notice to the Corporation.

             SECTION 4. Representations and Warranties of the Corporation. The Corporation represents and warrants that:

                      4.1 Bring Down. All representations and warranties set forth in the Stock Purchase Agreements dated September 7, 1993 and as of December 30, 1994 (the "Purchase Agreements") are complete and correct as of the date hereof as applied to the transactions contemplated under the Purchase Agreement and to the transactions contemplated by this Agreement, except (i) as affected by the closings of the transactions under the Purchase Agreements and changes in the ordinary course of business since the dates thereof, and (ii) that the Corporation's subsidiary, Financial Pacific Insurance Company, is not in compliance with the rate filing requirements of the California Department of Insurance.

             4.2 Organization; Capital Stock. The Corporation is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted and as it is contemplated to be conducted. The authorized capital stock of the Corporation consists of 10,000 shares of common stock (the "Common Stock"), and 5,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock"). There are 1232.284 shares of Common Stock and 4,400.001 shares of Preferred stock issued and outstanding which, together, are the only shares of capital stock of the Corporation issued and outstanding on the date hereof. All of the issued and outstanding Common Stock and Preferred Stock of the Corporation is duly authorized, validly

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issued, fully paid and non-assessable. The Common Stock and the Preferred Stock is owned of record and beneficially as set forth below:


                                  Common Stock

         Robert C. Goodell                                     1,182.284
         David B. Rogers                                              50


                                 Preferred Stock

         FinPac Partners                                      1,466.667
         St. Paul Fire and
           Marine Insurance Company                           1,466.667
         The Firemark Global
           Insurance Fund, L.P.                               1,466,667

Those persons and entities listed above shall herein be referred to as the "Stockholders". All the issued and outstanding Common Stock and Preferred Stock of the Corporation has been issued and sold in conformity with or under exemption from the requirements of the Securities Act of 1933, as amended, and all other applicable federal and state laws relating to the issuance and sale of securities which are applicable to the corporation or any holder of Common Stock or Preferred Stock. To the knowledge of the Corporation, the Stockholders own their respective shares of Common Stock and Preferred Stock free and clear of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, charge or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capital lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing) (each, a "Lien"). Except as set forth on Schedule 4.2 and/or as set forth in the Stockholders Agreement dated as of September 7, 1993, as amended on December 28, 1995 (the "Stockholders Agreement"), there are no authorized, outstanding or existing:

             (a) proxies, voting trusts or other agreements or understandings with respect to the voting of any capital stock of the Corporation;

             (b) securities convertible into or exchangeable for any capital stock of the Corporation;

             (c) options, warrants or other rights to purchase or subscribe for any capital stock of the Corporation, or securities


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convertible into or exchangeable for any capital stock of the Corporation;

               (d) pre-emptive rights or rights of first refusal of any holder of capital stock, or agreements of any kind relating to the issuance of any capital stock of the Corporation, any such convertible or exchangeable securities or any such options, warrants or rights; or

               (e) stockholders' or similar agreements with respect to the voting and/or transfer of capital stock, or agreements of any kind that may obligate the Corporation to issue or purchase any of its securities.

                      4.3 Financial Statements; Undisclosed Liabilities. (a) Beginning with the fiscal year which began January 1, 1993, each of the Corporation and its Subsidiaries have kept proper books of record and account in accordance with generally accepted accounting principles ("GAAP"). The consolidated balance sheets of the Corporation and its Subsidiaries as of December 31, 1993 and December 31, 1994, and the related consolidated statements of income, stockholders equity and cash flows for the fiscal years then ended, all of which have been certified by the Corporation's independent certified public accountants, copies of which have been delivered to Purchaser, have been prepared in accordance with GAAP consistently applied, and present fairly the financial position of the Corporation and its Subsidiaries as of such dates and the results of their operations for such periods. The Corporation has also delivered to Purchasers copies of all audit or review comments and reports thereon or in respect thereof which were received by the Corporation or any such Subsidiary from its independent certified public accountants since the date of incorporation of the Corporation. The Consolidated Balance Sheet of the Corporation and Subsidiaries dated December 31, 1994 is herein called the "Consolidated Balance Sheet," and December 31, 1994 is herein called the "Balance Sheet Date."

                      (b) Except as set forth on Schedule 4.5, as of the date hereof the Corporation does not have any liability of any nature (matured or unmatured, fixed contingent or otherwise) which is, individually or in the aggregate, material to the Corporation and its Subsidiaries on a consolidated basis, and was not reflected on the Consolidated Balance Sheet.

                      4.4 Taxes. All income, gross receipts, ad valorem, sales, use, franchise, property employment and other tax returns required to be filed by the Corporation or any Subsidiary in any jurisdiction have in fact been filed and are true and correct, and all taxes, assessments, fees and other governmental charges upon the Corporation or any Subsidiary of the Corporation, or upon any of their respective properties, income

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or franchises, which are due and payable have been paid. The provisions for taxes on the books of the Corporation and each Subsidiary are adequate for all open years, and for its current fiscal period. Neither the Corporation nor any Subsidiary has granted or agreed to any extension of the period of limitations with respect to any open tax year.

                      4.5 Brokers and Finders. The Corporation has not incurred any obligation or commitment to any person which could give rise to a claim for any finder's, broker's or other middleman's commission or compensation in respect of the transactions contemplated by this Agreement.

                      4.6 Use of Proceeds. The proceeds to the Corporation from the issuance and sale of the Notes and Warrants shall be invested in the surplus of Financial Pacific Insurance Company, Inc., the wholly-owned subsidiary of the Corporation.

                      4.7 Intercompany Transactions. Except for (i) Director fees, (ii) Mr. Goodell's salary, (iii) the reimbursement of Mr. Goodell's travel expenses, and (iv) the reimbursement of the Directors' travel expenses, there have been no fees charged since January 1, 1993 by any stockholder, director, officer or affiliate of the Corporation to the Corporation or by the Corporation to any stockholder, director, officer or affiliate of the Corporation, for management, computer, telephone or other services, and no space, facilities, property or assets, personnel and services have been provided to any stockholder, director, officer or affiliate of the Corporation by the Corporation or to the Corporation by any stockholder, director, officer or affiliate of the Corporation (except salaries, directors fees and reimbursements in the ordinary course of business), and (ii) there are no other contracts and transactions between the Corporation and any stockholder, director, officer or affiliate since the date of incorporation of the Corporation.

                      4.8 Disclosure. No representation or warranty by the Corporation contained herein, nor any information, document, statement, certificate or schedule furnished or to be furnished to Purchasers in connection herewith or with the transactions contemplated hereby, contains, or will on the Closing Date contain, any untrue statement of a material fact or omits, or will on the Closing Date omit, to state a material fact necessary to make the statements contained therein not misleading. Any projections furnished by the Corporation to the Purchasers were made in good faith, have a reasonable basis and were based on reasonable and valid assumptions as at the date that such projections were furnished to Purchasers. The Corporation has disclosed to the Purchasers all material information relating to the Corporation and its Subsidiaries and their respective business and operations, and has supplied to the Purchasers all


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information and documents requested by the Purchasers in document requests lists previously furnished to the Corporation.

             SECTION 5. Representations and Warranties of Purchasers. Each Purchaser represents and warrants to the Corporation, individually and not jointly, and only as to itself, that:

                      5.1 Organization; Corporate Power. If applicable, it is a corporation, limited partnership or limited liability company, as the case may be, duly organized and existing and in good standing under the laws of its state of organization and has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

                      5.2 Due Authorization. This Agreement has been duly authorized by all necessary action of such Purchaser. Neither this Agreement nor any of the transactions provided for herein violates any provision of such Purchaser's Certificate of Incorporation or Bylaws, Certificate of Limited Partnership or Partnership Agreement, Certificate of Formation or Operating Agreement, as the case may be, or any agreement by which such Purchaser or any of its properties is bound. This Agreement will, when duly executed and delivered, be binding on such Purchaser, and enforceable against such Purchaser in accordance with its terms.

                      5.3 Consents. Except for the consent of the Insurance Department of the State of California, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or other person on the part of the Purchasers is required in connection with the execution, delivery and performance of this Agreement or the purchase of the Notes and Warrants.

                      5.4 Investment Intent, etc. It has carefully reviewed the representations concerning the Corporation contained in this Agreement; it is experienced in evaluating and investing in companies engaged in businesses similar to that of the Corporation; it understands that this investment involves substantial risks; it or its representative has made detailed inquiry concerning the Corporation, its proposed business and services, its officers and its personnel; the officers of the Corporation have made available to it any and all written information it has requested; the officers of the Corporation have answered to its satisfaction all inquiries made by it; in making this investment it has relied upon information made available to it by the Corporation; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Corporation and it is able to bear the economic risk of that

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investment. Such Purchaser is acquiring the Notes and Warrants for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Notes and Warrants, and the shares of Common Stock issuable upon exercise of the Warrants, have not been registered under the Securities Act of 1933 nor qualified under the California Securities Law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein. It acknowledges that the Notes and shares of Common Stock issuable upon exercise of the Warrants must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which generally permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

             SECTION 6. Conditions Precedent to Obligations of Purchasers. The obligations of the Purchasers under this Agreement are subject to and conditioned upon the satisfaction at or prior to the Closing of each of the following conditions:

                      6.1 Representations; Performance. The representations and warranties of the Corporation contained in this Agreement and in each other document being executed by the Corporation in connection herewith (the "Ancillary Documents") W shall be true and correct in all material respects at and as of the date hereof, and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date. The Corporation shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date. The Corporation shall have delivered to the Purchasers a certificate, dated the Closing Date and signed by duly authorized officers of the Corporation to the foregoing effect and with respect to incumbency of officers and such other matters as the Purchasers may reasonably request.

                      6.2 Corporate Proceedings. (a) All corporate and other proceedings of the Corporation in connection with this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Purchasers and its counsel, and the Purchasers and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.



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             (b) Waiver of Preemptive Rights. Each stockholder of the
Corporation who is not participating in this transaction shall have duly and validly waived his preemptive rights under the Stockholders Agreement insofar as such rights are applicable to this transaction.

             6.3 Consents. All consents needed for the execution, delivery and performance of this Agreement and each Ancillary Document shall have been obtained.

             6.4 Intentionally omitted.

             6.5 certified Documents. The Purchasers shall have received copies of (1) the Certificate of Incorporation of the Corporation, as amended to date, certified by the Secretary of State of the State of Delaware, and (2) the Bylaws of the Corporation, as amended to date, certified by an appropriate officer of the Corporation.

             6.6 Legal Proceedings. There shall be no law, rule or regulation and no order shall have been entered and not vacated by a court or administrative agency of competent jurisdiction in any litigation, which (i) enjoins, restrains, makes illegal or prohibits consummation of the transactions contemplated hereby, (ii) requires separation of a significant portion of the assets or business of the Corporation or any Subsidiary after the Closing or
(iii) restricts or interferes with, in any material way, the operation of the Corporation or any Subsidiary or their respective businesses or assets after the Closing, materially adversely affects the financial condition, results of operations, properties, assets, business or prospects of the Corporation or any Subsidiary; and there shall be no litigation pending before a court or administrative agency of competent jurisdiction, or threatened, seeking to do, or which, if successful, would have the effect of, any of the foregoing.

             6.7 Due Diligence. The Purchasers shall have completed their "due diligence" investigation of the properties, business, prospects, profits and financial condition of the Corporation and its Subsidiaries, and the information acquired by the Purchasers as a result of or in connection therewith shall be satisfactory to the Purchasers in their sole discretion.

             SECTION 7. Conditions Precedent to Obligations of Corporation. The obligations of the Corporation to deliver the Notes and the Warrants on the Closing Date are subject to and conditioned upon the satisfaction at or prior to the Closing of each of the following conditions:

             7.1 Representations; Performance. The representations and warranties of the Purchasers contained in this Agreement (i) shall be true and correct in all material

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respects at and as of the date hereof and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made at and as of such time. The Purchasers shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Purchasers shall have delivered to the Corporation a certificate, dated the Closing Date and signed by a duly authorized officer, to the foregoing effect.

             7.2 Proceedings. All proceedings of the Purchasers in connection with this Agreement and the transactions contemplated hereby and thereby, and all documents and instruments incident thereto, shall be reasonably satisfactory in substance and form to the Corporation, and its counsel, and the Corporation and its counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

             7.3 Consents. All consents needed for the execution, delivery and performance of this Agreement shall have been obtained.

             SECTION 8. Prepayment of Notes.

             8.1 Required Payments on Notes.

             (a) Commencing on January 1, 1996, interest only shall be payable on the Notes and shall be paid in semiannual installments commencing on July 1, 1996, and on every January 1 and July 1 thereafter, or, if such date is not a business day, on the next business day thereafter, to and including January 1, 2001 (the "Maturity Date"). In the event that the California Department of Insurance fails to approve any dividends proposed to be paid by Financial Pacific Insurance Company to the Corporation and, due to that fact, the Corporation is unable to make any portion of an interest payment, or up to two entire interest payments in any one calendar year, the Corporation shall, upon written notice of such an event to the Purchasers, be entitled to apply the amount of that unpaid interest to the principal of the Notes as of the date due, and shall enter into an allonge to the Notes to that effect which shall be satisfactory in all respects to the Purchasers, provided that the Corporation shall be entitled to exercise this postponement of interest only once during the term of this Agreement.

             (b) On the Maturity Date, the Corporation shall pay the entire principal amount then outstanding on the Notes together with any accrued interest thereon.




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             (c) No partial prepayment of the Notes pursuant to section 8.2 shall relieve the Corporation from its obligation to make the required payments on the Notes provided for in this section 8.1.

                      8.2. Optional Prepayments of Notes. At any time or from time to time, the corporation may, at its option, prepay all or any part (in integral multiples of $1,000) of the Notes, each such prepayment to be made at the principal amount of the Notes so prepaid.

                      8.3 Allocation of Partial Prepayments. In the case of each partial prepayment, the principal amount to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amount thereof not theretofore called for prepayment, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion.

                      8.4 Maturity; Surrender, etc. In the case of each prepayment of the Notes, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date. From and after such date, unless the Corporation shall fail to pay such principal amount when so due and payable, together with the interest as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Corporation and canceled and shall not be reissued.

                      8.5 Acquisition of Notes. The Corporation will not, and will not permit any Subsidiary or Affiliate to, purchase, redeem or otherwise acquire any Note except upon the payment or prepayment thereof in accordance with the terms hereof and of such Note.


             SECTION 9. Covenants of the Corporation. The Corporation covenants and agrees that:

                      9.1 Purchase Agreement. All of the covenants, agreements, conditions and other terms set forth in the Purchase Agreements have been performed or complied with and the Corporation shall continue to perform or comply with them, as the case may be, for so long as the Notes remain outstanding, provided that in the event any of the purchasers under the Purchase Agreements ceases to own the stock sold pursuant to the Purchase Agreements or the Purchase Agreements or any of the terms thereof become inoperative in any way, the Corporation agrees to enter into an amendment hereto which amendment shall contain such covenants, agreements, conditions and other terms

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
set forth in the Purchase Agreements as the Purchasers shall, in their sole discretion, deem prudent.

                      9.2 Affirmative Covenants.

             (a) Public Announcements. The Corporation shall not, and it shall not permit any officer, director, employee or agent to, make any public announcement, other than announcements approved by the Purchasers and made by the Corporation to its own employees, officers, directors or other personnel, in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the Purchasers, provided that the corporation may make such an announcement to the extent it is required by law and in the event that it promptly notifies the Purchasers of the circumstances of such announcement.

             (b) Further Actions. (i) The Corporation agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby on the Closing Date.

             (ii) The Corporation will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by the Corporation pursuant to applicable law in connection with this Agreement, the issuance and sale of the Notes and Warrants pursuant to this Agreement and the consummation of the other transactions contemplated hereby and thereby.

             (iii) The Corporation, as promptly as practicable, will use its best efforts to obtain, or cause to be obtained, all consents (including, without limitation, all consents, approvals, authorizations, waivers, permits, grants, franchises, concessions agreements, licenses, exemptions or orders of registration, certificates, declarations or filings with, or reports or notices with or to any governmental authority and any consent required under any contract) necessary to be obtained in order to consummate the issuance and sale of the Notes and Warrants pursuant to this Agreement and the consummation of the other transactions contemplated hereby and thereby.

             (iv) At all times prior to the Closing, the Corporation shall promptly notify the Purchasers in writing of any fact, condition, event or occurrence that will or may result in the failure of any of the conditions contained in Section 6 to be satisfied, promptly upon becoming aware of the same.

             (c) Further Assurances. Following the Closing, the Corporation shall from time-to-time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by the Purchasers, to confirm and assure the


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
rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby and thereby.

             (d) Maintenance of Existence, etc. The Corporation will at all times do or cause to be done, and will cause each of its officers and employees to do, all things necessary to maintain, preserve and renew its corporate existence and the corporate existence of its Subsidiaries and all necessary licenses, permits, franchises and other governmental authorizations necessary to own and operate its properties and carry on its business, and comply with, and cause each Subsidiary to comply with, all laws applicable to the Corporation or any Subsidiary, the violation of which would have a material adverse effect on the financial condition, operations or prospects of the Corporation or such Subsidiary.

             (e) Payment of Taxes. The Corporation will at all times duly pay and discharge, and cause each Subsidiary duly and promptly to pay and discharge, as the same become due and payable, all taxes, assessments and governmental and other charges, levies or claims levied or imposed; provided, that nothing contained in this paragraph shall require the Corporation or any such Subsidiary to pay or discharge, or cause to be paid and discharged, any such tax, assessment, charge, levy or claim so long as the Corporation or such Subsidiary in good faith shall contest the validity thereof and shall set aside on its books adequate reserves with respect thereto.

             (f) Warrant Purchase Price. The Corporation shall deliver to each of the Purchasers a calculation of the Warrant Purchase Price (as such term is defined in the Warrants) on or before the date ten days after the delivery of the Corporation's 1995 audited financial statements to the Corporation.

             9.3 Negative Covenants.

             (a) Dividends. The Corporation will not, at any time prior to the Closing Date or at any time during which any of the Notes remain outstanding (A) pay any dividends of any kind on any shares in its capital of any class or series, (B) make any payments on account of the purchase or other acquisition or redemption or other retirement of any shares in its capital of any class or series or any warrants or options to purchase any such shares, or (C) make any other distributions of any kind in respect of any shares in its capital of any class or series or in respect of any warrants or options. The parties hereto affirm that nothing in this Agreement shall be deemed to prohibit or otherwise limit the payment of dividends by any Subsidiary to the Corporation.



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
             (b) Sale of Stock of Subsidiaries. At any time prior to the Closing Date, the Corporation will not, and will not permit any Subsidiary to, sell, assign, transfer or otherwise dispose of (except to the Corporation or one or more wholly-owned Subsidiaries) any shares of capital stock of any class or series of any Subsidiary, or any other security of, or any funded indebtedness owing to it by, any such Subsidiary.

             (c) Certain Actions. The Corporation will not, at any time prior to the Closing Date, take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties of the Corporation set forth in Section 4.

             (d) No Solicitation. The Corporation will not, at any time prior to the Closing Date, (i) solicit any inquiries or proposals for, or enter into any discussions with respect to, the acquisition of any capital stock or assets of the Corporation, or (ii) furnish or cause to be furnished any non-public information concerning the Corporation to any person (other than the Purchasers and their agents and representatives), other than in the ordinary course of business or pursuant to applicable law.

             (e) Debt. The Corporation will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to any indebtedness other than the indebtedness evidenced by the Notes, intercompany indebtedness, Permitted Indebtedness as set forth on Schedule 9.2(e) hereto and accounts payable and other liabilities and obligations arising in the ordinary course of the Corporation's business, consistent with past practice.

             (f) Liens. The Corporation will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of the Corporation or any Subsidiary, whether now owned or hereafter acquired, or any income or profits therefrom, except for liens for taxes not yet due and payable or being contested in good faith, mechanics liens and purchase money liens.

             (g) Consolidated Net Worth. The Corporation will not at any time permit Consolidated Net Worth to be less than $7,000,000. Consolidated Net Worth shall mean at any date, the excess of (a) the total assets of the Corporation and its Subsidiaries appearing on a consolidated balance sheet of the Corporation and its Subsidiaries prepared in accordance with GAAP, after eliminating all intercompany transactions and unrealized capital gains on investments, over (b) the total liabilities of the Corporation and its Subsidiaries, on a consolidated basis, after eliminating all intercompany transactions.

             (h) Debt Service Coverage. The Corporation shall maintain at all times a Debt Service Coverage Ratio of at least 5 to 1. "Debt Service Coverage Ratio" shall mean the ratio of Operating Cash Flow to scheduled principal and interest payments on the Notes, where "Operating Cash Flow" shall mean, for any period, the sum of net income, interest expense, depreciation and amortization minus extraordinary non-cash income.

             SECTION 10. Covenants of the Purchasers. The Purchasers covenant and agree that:

             10.1 Public Announcements. The Purchasers shall not, and they shall not permit any officer, employee or agent to, make any public announcement, other than announcements approved by the Corporation and made by the Purchasers to their own employees, officers, or other personnel, in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the Corporation, provided that the Purchasers may make such an announcement to the extent they are required by law and in the event that they promptly notify the Corporation of the circumstances of such announcement.

             SECTION 11. Registration Rights The parties hereto agree that shares of Common Stock issuable upon exercise of the Warrants shall constitute "Registrable securities" for purposes of the registration rights provisions contained in Section 6 of the Stockholders Agreement, the terms of which are incorporated by reference into this Agreement. In the event that any of the parties hereto ceases to be a party to the Stockholders Agreement, or Section 6 of the Stockholders Agreement or any of the terms thereof terminate or become inoperative in any way, the Corporation agrees to enter into an amendment hereto which amendment shall afford to the Purchasers the identical registration rights which are currently afforded to the parties to the Stockholders Agreement.

             SECTION 12. Registration, Transfer and Substitution of Notes.

             12.1 Note Register: Ownership of Notes. The Corporation will keep at its principal office a register in which the Corporation will provide for the registration of Notes and the registration of transfers of Notes. The Corporation may treat the person in whose name any Note is registered on such register as the owner thereof for the purpose of receiving payment of the principal of and the premium, if any, and interest on such Note and for all other purposes, whether or not such Note shall be overdue, and the Corporation shall not be affected by any notice to the contrary.

             12.2 Transfer and Exchange of Notes. Upon surrender of any Note for registration of transfer or for exchange to the Corporation at its principal office, the Corporation at its expense will execute and deliver in exchange therefor a new Note or Notes in denominations, as requested by the holder or transferee, which aggregate the unpaid principal amount of such surrendered Note. Each such new Note shall be registered in the name of such person as such holder or transferee may request, shall be dated so that there will be no loss of interest on such surrendered Note and shall be otherwise of like tenor.

             12.3 Replacement of Notes. Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Corporation may determine (or, in the case of any Note held by a Purchaser or a Purchaser's nominee or another institutional investor, of an indemnity agreement from you or such other holder reasonably satisfactory to the Corporation), or in the case of any such mutilation, upon the surrender of such Note for cancellation to the Corporation at its principal office, the Corporation at its expense will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Any Note in lieu of which any such new Note has been executed and delivered by the Corporation shall not be deemed to be an outstanding Note for any purpose hereof.

             SECTION 13. Events of Default and Acceleration. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

             (a) if the Corporation shall default in the payment of any principal or interest an a Note for a period of ten (10) days beyond the date that the same becomes due and payable, whether at maturity or at a date fixed for payment or by declaration or otherwise (provided, however, that no Event of Default shall occur by reason of this subsection 13(a) under the circumstances described in the last sentence of Section 8.1(a)); or

             (b) if the Corporation shall default in the performance of or compliance with any term contained herein, in the Notes or the Warrants; or

             (c) if any representation or warranty made in writing by or on behalf of the Corporation herein or in any instrument furnished in compliance with or in reference hereto or otherwise in connection with the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made; or

             (d) if the Corporation or any Subsidiary shall be in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or interest on any indebtedness for borrowed money which is outstanding in a principal amount of at least $100,000 (other than the Notes) or in the performance of or compliance with any term of any evidence of any such indebtedness or of any mortgage, indenture or other agreement relating thereto and, as a result thereof, such indebtedness shall have become due and payable before its stated maturity or before its regularly scheduled dates of payment, and such default, event or condition shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

             (e) if the Corporation or any Subsidiary shall (i) be generally not paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) be adjudicated an insolvent or be liquidated, or (vi) take corporate action for the purpose of any of the foregoing; or

             (f) if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Corporation or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Corporation or any Subsidiary, or if any such petition shall be filed against the Corporation or any Subsidiary and such petition shall not be dismissed within 30 days; or

             (g) if a final judgment which, with other outstanding final judgments against the Corporation and the Subsidiaries (other than judgments covered by insurance and/or judgments against insurance policies issued by any Subsidiary), exceeds $50,000 shall be entered against the Corporation or any Subsidiary and if, within 60 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within 60 days after the expiration of any such stay, such judgment shall not have been discharged; or

             (h) if the Corporation's and/or any Subsidiary's authorization to engage in the business of insurance is revoked or suspended for more than ten
(10) days by the California Department of Insurance;

then, (x) upon the occurrence of any Event of Default described in subdivision
(e) or (f) of this section 13 (other than such an Event of Default described in subdivision (e)(i) or described in subdivision (e)(vi) by virtue of the reference in subdivision (e)(vi) to subdivision (e)(i)), the unpaid principal amount of and accrued interest on the Notes shall automatically become due and payable, or (y) upon the occurrence of any other Event of Default, any holder or holders (other than the Corporation or any Subsidiary or Affiliate) of 33% or more in principal amount of the Notes at the time outstanding (excluding any Notes directly or indirectly owned by the Corporation or any Subsidiary or Affiliate) may at any time (unless all defaults shall theretofore have been remedied) at its or their option, by written notice or notices to the Corporation, declare all the Notes to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, all without presentment, demand, protest or notice, which are hereby waived.

             At any time after the principal of, and interest accrued on, all of the Notes are declared due and payable, the holders of not less than 75% in principal amount of the Notes then outstanding (excluding any Notes directly or indirectly owned by the Corporation or any Subsidiary or Affiliate), by written notice to the Corporation, may rescind and annul any such declaration and its consequences if (A) the Corporation has paid all over-due interest on the Notes, the principal of on any Notes, which have become due otherwise than by reason of such declaration, and interest on such overdue principal and (to the extent permitted by applicable law) any overdue interest in respect of the Notes at a rate per annum equal to 1% per annum in excess of the interest rate otherwise in effect on the Notes, (B) all Events of Default, other than non-payment of amounts which have become due solely by reason of such declaration, and all conditions and events which constitute Events of Default have been cured or waived, and (C) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes; but no such rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

             SECTION 14. Remedies on Default, etc. In case any Event of Default shall occur and be continuing, the holder of any Note at the time outstanding may proceed to protect and enforce the rights available to such holder at law, in equity, by statute or otherwise, whether for the specific performance of any agreement contained herein or in such Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. In case of a default in the payment of any principal of or premium, if any, or interest on any Note, the Corporation will pay to the holder thereof such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation (to the extent permitted by applicable law), reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred hereby upon any holder of any Note or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity by statute or otherwise.

             SECTION 15. Survival; Indemnification.

             (a) Survival. The warranties and representations of the parties hereto shall be deemed to have been relied upon, notwithstanding any investigation made by or on behalf of any party. Such warranties and representations shall survive the execution and delivery of this Agreement and the delivery of any consideration without limitation as to time.

             (b) Indemnification by Corporation. From and after the Closing, the Corporation covenants and agrees to defend, indemnify and hold harmless the Purchasers, their officers, directors, employees, agents and controlling persons and the Corporation (collectively, the "Purchaser Indemnitee") from and against, and pay or reimburse the Purchaser Indemnitee for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including, but not limited to, out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder, resulting from or arising out of:

             (i) any inaccuracy of any representation or warranty made by the Corporation herein or in connection herewith or therewith;

             (ii) any failure of the Corporation to perform any covenant or agreement hereunder or fulfill any other obligation in respect hereof;

             (iii) any claim by any person for any finder's, broker's or other middleman's commission or compensation in respect of the transactions contemplated by this Agreement; and

             (iv) any claim by any person caused by or arising out of or allegedly caused by or arising out of this Agreement and the transactions contemplated hereby.

             SECTION 16. Entire Agreement; Amendments. This Agreement (and the Schedules and Exhibits hereto) are intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the securities sold pursuant hereto. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof and thereof. No term, covenant, agreement or condition of this Agreement may be amended, or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), unless agreed to in writing by Purchasers and the Corporation.

             SECTION 17. Notices. All notices required or permitted hereunder shall be in writing and shall be sufficiently given if: (a) hand delivered (in which case the notice shall be effective upon delivery); (b) telecopied, provided that in such case a copy of such notice shall be concurrently sent by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective two days following dispatch); (c) delivered by Express Mail, Federal Express or other nationally recognized overnight courier service (in which case the notice shall be effective one business day following dispatch); or (d) delivered or mailed by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective three days following dispatch), to the parties at the following addresses and/or telecopier numbers, or to such other address or number as a party shall specify by written notice to the others in accordance with this Section 12.

                              If to the Corporation:

                                   Financial Pacific Insurance Group, Inc.
                                   8583 Elder Creek Road
                                   Suite 100
                                   Sacramento, California
                                   Attn: Robert C. Goodell, CEO
                                   Telecopier No.: (916) 387-0854

                             with a copy to:

                                   Riordan & McKinzie
                                   California Plaza, 29th floor

                                   300 South Grand Avenue
                                   Los Angeles, CA 90071
                                   Attn: Janis B. Salin, Esq.
                                   Telecopier No.: (213) 229-8550

                             If to Purchasers:

                                   Firemark Advisors, Inc.
                                   67 Park Place
                                   Morristown, New Jersey 07960
                                   Attn: Michael Morrissey
                                   Telecopier No.: 201-538-0484

                             with a copy to:

                                   McCarter & English
                                   Four Gateway Center
                                   100 Mulberry Street
                                   Newark, New Jersey 07101-0652
                                   Attn: David F. Broderick, Esq.
                                   Telecopier No.: 201-624-7070



                                     FINPAC PARTNERS,
                                     c/o Riordan, Lewis & Haden
                                     300 S. Grand Avenue, 29th Flr.
                                     Los Angeles, California 90071-3155
                                     Attn: Patrick C. Haden, Esq.
                                     Telecopier No.: 213-229-8597


                             with a copy to:

                                   Riordan & McKinzie
                                   California Plaza, 29th floor
                                   300 South Grand Avenue
                                   Los Angeles, CA 90071
                                   Attn: Janis B. Salin, Esq.
                                   Telecopier No.: (213) 229-8550


                                   ST. PAUL FIRE AND MARINE
                                   INSURANCE COMPANY
                                   385 Washington Street
                                   St. Paul, Minnesota 55102-1396
                                   Attn: Richard Pfeiffer, Vice President

                             with a copy to:

                                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY
                                   385 Washington Street
                                   St. Paul, Minnesota 55102
                                   Attn: Corporate Secretary

                                   CELERITY FINPAC, LLC
                                   c/o Celerity Partners, LLC
                                   11111 Santa Monica Boulevard
                                   Suite 1127
                                   Los Angeles, California 90025
                                   Attn: Stephen E. Adamson

                             with a copy to:

                                   Celerity Partners, LLC
                                   5215 North O'Connor Blvd.,
                                   Suite 2500
                                   Irvine, Texas 75039
                                   Attn: Gerald K. Beckman

             SECTION 18. Sections and Counterparts. The section headings contained in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement.

             SECTION 19. Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

             SECTION 20. Expenses. Whether or not the transaction contemplated hereby shall be consummated, the Corporation shall pay all fees, costs and expenses in connection with such transaction and in connection with any amendments or waivers (whether or not the same become effective) under or in respect hereof, including, without limitation, the fees and disbursements of the Purchasers' counsel provided that the Corporation shall not be obligated to pay fees of the Purchasers (including counsel fees) in excess of $50,000.

             SECTION 21. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, administrators and personal representatives. No party may assign its rights under this Agreement without the written consent of the other parties, except that Purchasers may assign its rights and delegate its obligations to any partner or Subsidiary of Purchasers, or any Subsidiary thereof.

             SECTION 22. No Recourse to General Partner of Purchasers. The Corporation agrees that it shall have recourse only to the assets of Purchasers with respect to any breach or claimed breach of this Agreement and that any general partner of any Purchaser which is a general or limited partnership shall have no liability with respect thereto.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                   FINANCIAL PACIFIC INSURANCE GROUP, INC.


                                   By:  /s/  ROBERT C. GOODELL
                                      ------------------------------------------
                                   Name:     Robert C. Goodell
                                   Title:    President and CEO

                                   THE FIREMARK GLOBAL INSURANCE FUND, L.P.

                                   By:       Firemark Advisors, Inc.
                                             General Partner

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   FINPAC PARTNERS

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   CELERITY FINPAC, LLC

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.




                                   FINANCIAL PACIFIC INSURANCE GROUP, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   THE FIREMARK GLOBAL INSURANCE FUND, L.P.

                                   By:       Firemark Advisors, Inc.
                                             General Partner

                                   By:  /s/  MICHAEL J. MORRISSEY
                                      ------------------------------------------
                                   Name:     M. J. Morrissey
                                   Title:    Chairman and CEO

                                   FINPAC PARTNERS

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   CELERITY FINPAC, LLC

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.



                                   FINANCIAL PACIFIC INSURANCE GROUP, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   THE FIREMARK GLOBAL INSURANCE FUND, L.P.

                                   By:       Firemark Advisors, Inc.
                                             General Partner

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   FINPAC PARTNERS

                                   By:  /s/  PATRICK C. HADEN
                                      ------------------------------------------
                                   Name:     Patrick C. Haden
                                   Title:    General Partner


                                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   CELERITY FINPAC, LLC

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.



                                   FINANCIAL PACIFIC INSURANCE GROUP, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   THE FIREMARK GLOBAL INSURANCE FUND, L.P.

                                   By:       Firemark Advisors, Inc.
                                             General Partner

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   FINPAC PARTNERS

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                   By:  /s/  RICHARD G. PFEIFFER
                                      ------------------------------------------
                                   Name:     Richard G. Pfeiffer
                                   Title:    Vice President

                                   CELERITY FINPAC, LLC

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.




                                   FINANCIAL PACIFIC INSURANCE GROUP, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   THE FIREMARK GLOBAL INSURANCE FUND, L.P.

                                   By:       Firemark Advisors, Inc.
                                             General Partner

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   FINPAC PARTNERS

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   CELERITY FINPAC, LLC

                                   By:  /s/  STEPHEN E. ADAMSON
                                      ------------------------------------------
                                   Name:     Stephen E. Adamson
                                   Title:    [not legible]

                             SCHEDULE OF PURCHASERS




                                                                             Principal Amount
                                                       Notes or                 of Notes or
Name of Purchaser                                      Warrant               Number of Shares
-----------------                                      -------               ----------------
FIREMARK GLOBAL INSURANCE FUND, L.P.                   Senior                $1,500,000.00
                                                       Notes
(1)   In the case of all payments
      on account of the Notes:

      By crediting in the form of                      Warrant               #451.62
      bank wire transfer of Federal
      or other immediately available
      funds, providing sufficient
      information to identify the
      source of the transfer, and
      the amount of interest
      and/or principal, to Firemark
      Global Insurance Fund, L.P.
      Account No. ______________ (1) at:


(2)   In the case of all notices:

      THE FIREMARK GLOBAL INSURANCE
      FUND, L.P.,
      c/o Firemark Advisors, Inc.
      1776 On The Green
      67 Park Place, 6th Flr.
      Morristown, NJ 07960
      Attn: Michael Morrissey






-------------

(1) All purchasers, please provide this information.

                                                                             Principal Amount
                                                       Notes or                 of Notes or
Name of Purchaser                                      Warrant               Number of Shares
-----------------                                      -------               ----------------
FINPAC PARTNERS                                        Senior                $1,500,000.00
                                                       Notes

(1)   In the case of all payments on account
      of the Notes:

      By mailing                                       Warrant               #451.62
      funds, providing sufficient
      information to identify the
      source of the transfer, and
      the amount of interest
      and/or principal, to FinPac
      Partners at the address set forth below.


(2)  In the case of all notices:

     FINPAC PARTNERS,
     c/o Riordan, Lewis & Haden
     300 S. Grand Avenue, 29th Flr.
     Los Angeles, California 90071-3155

                                                                             Principal Amount
                                                       Notes or                 of Notes or
Name of Purchaser                                      Warrant               Number of Shares
-----------------                                      -------               ----------------
ST. PAUL FIRE AND MARINE                               Senior                $1,500,000.00
INSURANCE COMPANY                                      Notes


(1)   In the case of all payments on account
      of the Notes:

      By crediting in the form of                      Warrant               #451.62
      bank wire transfer of Federal or other
      immediately available funds, providing sufficient
      information to identify the source of the
      transfer, and the amount of interest and/or
      principal, to St. Paul Fire and Marine Insurance
      Company, Account No. ____________________ at:


(2) In the case of all notices:

         ST. PAUL FIRE AND MARINE
         INSURANCE COMPANY
         385 Washington Street
         St. Paul, Minnesota 55102-1396

                                                                             Principal Amount
                                                       Notes or                 of Notes or
Name of Purchaser                                      Warrant               Number of Shares
-----------------                                      -------               ----------------
CELERITY FINPAC, LLC                                   Senior                $ 500,000.00
                                                       Notes


(1)  In the case of all payments on account
     of the Notes:

     By crediting in the form of                       Warrant               #150.54
     bank wire transfer of Federal or other
     immediately available funds, providing
     sufficient information to identify the source
     of the transfer, and the amount of interest
     and/or principal, to Celerity FinPac, LLC
     Account No. _________________ at:
     Nations Bank of Texas, N.A.
     5201 North O'Connor Blvd.,
     Irvine, Texas 75039
     ABA # 111000025
     For the account of Celerity FinPac, LLC


(2)  In the case of all notices:

     c/o Celerity Partners, LLC
     5215 North O'Connor Blvd., Suite 2500
     Irvine, Texas 75039
     Attn: Stephen E. Adamson

                                    EXHIBIT A


                         Senior Note due January 1, 2001


R-                                                       Sacramento, California
$                                                        December 28, 1995

             FINANCIAL PACIFIC INSURANCE GROUP, INC. (the "Corporation"), a Delaware corporation, for value received, hereby promises to pay to ___________________ or registered assigns, the principal amount of $___________ on January 1, 2001 with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 12% per annum from the date hereof, payable semi-annually on each July 1 and January 1 after the date hereof, until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue interest, at the rate of l4% per annum until paid, payable semi-annually as aforesaid or, at the option of the registered holder hereof, on demand. Payments of principal and interest on this Note shall be made in lawful money of the United States of America as provided in the Schedule of Purchasers to the Note and Warrant Purchase Agreement referred to below.

             This Note is one of the Corporation's Senior Notes due January 1, 2001, originally issued in the aggregate principal amount of $5,000,000 pursuant to the Note and Warrant Purchase Agreement (the "Note and Warrant Purchase Agreement"), dated as of December 28, 1995, among the Corporation and each of the Purchasers listed therein. The registered holder of this Note is entitled to the benefits of such Note and Warrant Purchase Agreement and may enforce the agreements of the Corporation contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

             This Note is a registered Note and, as provided in such Note and Warrant Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Corporation may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Corporation shall not be affected by any notice to the contrary.

             This Note is subject to prepayment, in whole or in part, in certain cases, all as specified in such Note and Warrant Purchase Agreement.

             In case an Event of Default (as defined in the Note and Warrant Purchase Agreement) shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in such Note and Warrant Purchase Agreement.

             THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.


                                   FINANCIAL PACIFIC INSURANCE GROUP, INC.


                                   By
                                      -----------------------------------------
                                      Title:

                                                                       EXHIBIT B


THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Warrant No. 1-A                                               December 28, 1995

                          COMMON STOCK PURCHASE WARRANT

             This certifies that, for value received,      and permitted assigns
(the "Holder"), is entitled to purchase on the terms and conditions contained herein from Financial Pacific Insurance Group, Inc., a Delaware corporation (the
"Corporation"),       shares (subject to adjustment as set forth in Sections 4
and 5 below, the "Warrant Shares") of the Corporation's Common Stock, $.001 par value per share (the "Common Stock"), at the Warrant Purchase Price (subject to adjustment as set forth in Section 4 below) at any time on or after the date hereof, subject to Section 1.2, and prior to January 1, 2004 (the Exercise Period"), on surrender to the Corporation at its principal office at 8583 Elder Creek Road, Suite 100, Sacramento, California 95828 (or at such other location as the Corporation may advise Holder in writing) of this warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by certified or cashier's check of the Warrant Purchase Price for the appropriate number of Warrant Shares for which this Warrant is being exercised, as determined in accordance with the provisions hereof. In lieu of paying cash upon exercise of this Warrant, the Holder may elect to either (i) make a cashless exercise, in which event the Holder will be entitled to receive the Warrant Shares minus the number of shares of Common Stock valued based on the Current Market Value (as defined below) equal to the Warrant Purchase Price, or (ii) cancel indebtedness of the Corporation to the Holder in an equivalent face amount.

             The "Warrant Purchase Price" shall equal 1.4 times the per share book value of the Corporation's Common Stock on a fully diluted basis, without giving effect to the issuance of the Senior Notes, as set forth on the audited financial statements of the corporation dated December 31, 1995, prepared in accordance with GAAP, consistently applied. The Warrant Purchase Price is subject to adjustment pursuant to Section 4 hereof.

             This Warrant is subject to the following terms and conditions:

             1. Exercise; Issuance of Certificates; Payment;
Definition.

                      1.1 Optional Exercise. Subject to Section 1.2 hereof and to the limitations on exercise set forth in Section 2 hereof, this Warrant is exercisable at the option of the Holder, from time to time during the Exercise Period, for all or any part of the Warrant Shares. The Corporation agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time after this Warrant has been exercised, and, in case of a purchase of less than all the Warrant Shares, the Corporation shall cancel this Warrant and, within a reasonable period of time, shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the Warrant Shares. Each stock certificate so delivered shall be registered in the name of the Holder or such other name as shall be designated thereby, subject to the limitations contained in Section 2.

                      1.2 Mandatory Exercise. Notwithstanding any provision herein to the contrary, this Warrant must be exercised by the Holder, if at all, upon the effective date of a registration statement filed pursuant to the Securities Act of 1933, as amended (other than a registration relating solely to a transaction under Rule 145 under such Act or any successor thereto, or an employee benefit plan of the Corporation), in connection with the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering with gross proceeds to be received by the Corporation which equal or exceed $10,000,000 and a public offering price of the Common Stock of not less than $5,000 per share (as adjusted for stock splits, dividends or other recapitalization transactions) (an "Initial Public Offering"). The Corporation shall give the Holder not less than 15 days notice of the expected date of the effectiveness of such registration statement. Not later than the effective date, the Holder shall give the Corporation notice to the effect that (i) the Holder does not elect to exercise this Warrant, (ii) the Holder elects to make a cash exercise of this Warrant (which notice shall be accompanied by the payment of the Warrant Purchase Price) or (iii) the Holder elects to make a cashless exercise of this Warrant as provided in the first paragraph hereof. If the Holder does not give any notice to the Corporation, the Holder shall be deemed to have elected to make a cashless exercise of this Warrant.

             1.3 Definitions. As used herein, the following terms shall have the following meanings:

             "Current Market Value" per share of Common Stock means (i) if an Initial Public Offering of the Common Stock has taken place, the price at the close of the market on the first day of trading of such Common Stock following the effectiveness of a registration statement for the Common Stock and (ii) if no Initial Public Offering has taken place, the Fair Market Value of the Common Stock based upon the Fair Market Value of 100% of the corporation if sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant shares of Common Stock do not constitute a majority or controlling interest in the Corporation and assuming the exercise of all warrants, convertible securities, options or other rights to subscribe for or purchase any additional shares of Common Stock or securities convertible or exchangeable into Common Stock.

             "Fair Market Value" shall mean the value obtainable upon a sale in an arm's length transaction to an unaffiliated third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to act, with equity to both, as determined by the Board in good faith; provided, however, that if the Holder shall dispute the Fair Market Value as determined by the Board, the Holder may undertake to have the Holder and the Corporation retain an Independent Expert. The determination of Fair Market value by the Independent Expert shall be final, binding and conclusive on the Corporation and the Holder. All costs and expenses of the Independent Expert shall be borne by the Holder, unless the determination of Fair Market Value by the Independent Expert is more than 5% more favorable to the Corporation than the Fair Market Value determined by the Board, in which event the cost of the Independent Expert shall be shared equally by the Holder and the Corporation, or more than 10% more favorable to the Corporation than the Fair Market Value determined by the Board, in which event the cost of the Independent Expert shall be borne solely by the Corporation.

             "Independent Expert" shall mean an investment banking firm reasonably agreeable to the Corporation and the Holder who does not (and whose affiliates do not) have a financial interest in the Corporation or any of its stockholders.

             2. Limitation on Transfer and Exercise. Notwithstanding the provisions of Section 1, the Corporation shall not be required to deliver any certificate for shares of Common Stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of Sections 8 and 9 hereof.

             3. Due Authorization and Issuance; Reservation of Issuance. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable shares of the Common Stock of the Corporation, free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of this Warrant.

             4. Adjustments to Warrant Purchase Price. The Warrant Purchase Price shall be subject to adjustment from time to time as hereinafter provided (such price, or the price as last adjusted, also being referred to herein as the "Warrant Purchase Price"). Upon each adjustment of the Warrant Purchase Price, the Holder shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Purchase Price resulting from such adjustment.

             4.1 Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares by way of stock split, stock dividend or similar event, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares by way of reverse stock split or similar event, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased.

             4.2 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of the Corporation's assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Purchase Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at the last address thereof appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

             4.3 Issuance of Certain Additional Shares. If the Corporation shall sell or issue to any person any shares of Common Stock or any securities, options, warrants or rights entitling any person to subscribe for, purchase, convert or exchange into shares of Common Stock (other than (i) sales or issuances to officers or employees of, or consultants or advisors to, the Corporation pursuant to any stock incentive plan or arrangement approved by the Corporation's Board of Directors and (ii) shares issued upon the conversion of shares of Series A Convertible Preferred Stock) at a price per share of Common Stock, or having an exercise price per share of Common Stock, as the case may be, that is less than the Current Market Value of Common Stock on the date of issuance (such shares being referred to as the "Below Market Shares") , the Warrant Purchase Price shall be adjusted on and after the date of such sale or issuance by multiplying the Warrant Purchase Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate purchase price or exercise price of such Below Market Shares would purchase at the Current Market Value, and of which the denominator shall be the number of shares of Common Stock outstanding on such date plus the number of Below Market Shares. The adjustment to the Warrant Purchase Price set forth above shall be made successively whenever a sale or issuance of Below Market Shares occurs; provided, however, that, if any such options, warrants or rights expire without the issuance of shares of Common Stock, then the Warrant Purchase Price shall again be adjusted to equal the Warrant Purchase Price in effect had such issuance of Below Market Shares not occurred.

             4.4 Notice of Adjustment. Upon any adjustment of the Warrant Purchase Price and/or number of Warrant Shares, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address thereof as shown on the books of the Corporation. The notice shall state the Warrant Purchase Price and/or number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

             5. Issue Tax. The issuance of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any shares of Common Stock in a name other than that of the then Holder of this Warrant.

             6. Closing of Books. The Corporation will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise hereof.

             7. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of Directors of the Corporation or any other matter or any rights whatsoever as a stockholder of the Corporation. No dividends or interest shall be payable or accrued in respect of this Warrant or the shares of Common Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Warrant Purchase Price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by its creditors.

             8. Restrictions on Transferability of Securities; Compliance with Securities Act.

                      8.1 Restrictions on Transferability. The Warrant and the Common Stock issuable hereunder shall not be transferable except upon the conditions specified in this Section 8, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") Each holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or such Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section A.

             8.2 Transfers Not Subject to Restrictions. Subject to Section 9 hereof, the Holder may sell, assign or transfer this Warrant to an affiliate, or to his parents, the parents of his spouse, his spouse or issue or adopted children, or to a trust established for the benefit of his parents, the parents of his spouse, his spouse, issue, adopted children, or himself, or dispose of them under his will.

             8.3 Restrictive Legend. Each certificate representing (a) this Warrant, (b) the shares of Common Stock or other securities issued upon exercise of the Warrant and (c) any other securities issued in respect of such shares of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (collectively, the "Restricted Securities") , shall (unless otherwise permitted by the provisions of Section 8.4 below or unless such securities have been registered under the Securities Act) be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

             THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

             Upon request of a holder of such a certificate, the Corporation shall remove the foregoing legend therefrom or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Corporation shall have received either the opinion referred to in Section 8.4(a) or the "no-action" letter referred to in Section 8.4(b) to the effect that any transfer by such holder of the securities evidenced by such certificate will be exempt from the registration and/or qualification requirements of, and that such legend is not required in order to establish compliance with, the Securities Act, and if applicable, any state securities laws under which transfer restrictions on such securities had been previously imposed.

                      8.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 8.4. Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give written notice to the Corporation of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either (a) an unqualified written legal opinion addressed to the Corporation from counsel who shall be reasonably satisfactory to the Corporation, which opinion shall be reasonably satisfactory in form and substance to the Corporation's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and any applicable state securities laws, or (b) a "no-action" letter from the Securities and Exchange Commission (and any necessary state securities administrator) to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission (or such administrators) that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Corporation. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 8.4 above.

                      8.5 Required Approvals. Notwithstanding anything to the contrary contained herein, if any exercise of this warrant would result in a change in "control" of the Corporation, as defined in Section 1215(b) of the California Insurance Code, then such exercise shall be delayed until such time as the approval of the California Department of Insurance is obtained.

             9. Transferability of Warrant. Each qualified transferee of this Warrant must, prior to the acknowledgment and acceptance of such transfer by the Corporation, agree to take and hold this Warrant subject to the provisions specified herein. Any such permitted transfers may be made without charge to the Holder (except for transfer taxes), at the office or agency of the Corporation referred to in the first paragraph of this Warrant, by the Holder or by its duly authorized attorney, upon surrender of this Warrant properly endorsed.

             10. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Corporation, of the Holder and of the holder of shares of Common Stock issued upon exercise of this Warrant contained in Sections 8, 9 and 10 shall survive the exercise of this Warrant.

             11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

             12. Notices. Any notice, request or other document required or permitted to be given or delivered to the record Holder or the Corporation shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Corporation or to the Corporation at the address indicated therefor in the first paragraph of this Warrant.

             13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive such merger, consolidation or acquisition and all of the covenants and agreements of the Corporation shall inure to the benefit of the permitted successors and assigns of the Holder.

             14. Descriptive Headings; Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without regard to conflicts of laws principles thereof.

             15. Lost Warrant or Certificates. The Corporation represents and warrants to the Holder that upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or certificate evidencing shares of Common Stock issued on exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Corporation will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

             16. Expiration of Warrant. Subject to Section 1.2 hereof, this Warrant shall expire and shall no longer be exercisable on or after January 1, 2004.

             17. Note and Warrant Purchase Agreement. This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all Warrants in substitution therefor) originally authorized for issuance pursuant to the Note and Warrant Purchase

Agreement (the "Note and Warrant Purchase Agreement"), dated as of December 28, 1995, between the Corporation and certain institutional investors, copies of which are on file at the principal office of the Corporation in Sacramento, California. The holder of this Warrant is entitled to the benefits of the Note and Warrant Purchase Agreement and may enforce the agreements of the Corporation contained therein, all in accordance with the terms thereof. Certain terms used in this Warrant not otherwise defined herein shall have the respective meanings specified in the Note and Warrant Purchase Agreement.

             18. Stockholders Agreement. All Common Stock or other securities issuable upon exercise of this warrant shall be subject to all of the provisions of and shall be entitled to the benefits of the Stockholders Agreement dated as of September 7, 1993 by and among the Corporation and the stockholders of the Corporation as of such date (the "Stockholders Agreement"). Upon such exercise, the holder of the Common Stock or other securities issuable hereunder shall become a "Stockholder" under such Agreement, as the Stockholders Agreement may have been modified, supplemented or amended prior to the date of such exercise. The provisions of this Section 19 shall not apply if the Stockholders Agreement has been terminated, either by agreement of the parties thereto or by its own terms, prior to the date of such exercise.

             19. Certain Events. In the event of the dissolution, liquidation or winding up of the Corporation, the rights to purchase Warrant Shares evidenced by this Warrant shall terminate and expire and the Holder of this Warrant shall be entitled to receive from the Corporation, after payment of all debts, obligations and liabilities of the Corporation and after payment of any liquidation preference on any class of capital stock of the Corporation having a preference as to such payments over the holders of Common Stock, payment in an amount equal to the product of (a) the amount by which the liquidating payment per share of Common Stock exceeds the Exercise Price, multiplied by (b) the number of shares of Common Stock purchasable pursuant to this Warrant.

             IN WITNESS WHEREOF, the Corporation has caused this warrant to be duly executed and issued by the officer or officers thereunto duly authorized as of this 28th day of December, 1995.

                                   FINANCIAL PACIFIC INSURANCE GROUP, INC., a Delaware corporation

                                   By:
                                      ------------------------------------------
                                      Robert C. Goodell, President

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To the Corporation:

      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,
__________________________________________________________________ (___________)
of the number of shares of Common Stock purchasable under this warrant and herewith makes payment of _____________________________________________________
Dollars ($_________) therefor, and requests that a      certificate(s) for such
shares be issued in the name of, and delivered to, ____________________________
_______________________________________________________________________________
_________________________________, whose address is ___________________________
_______________________________________________________________________________
____________________________________________________________.

      The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

DATED:________________

                             __________________________________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                             Address:
                             __________________________________________________
                             __________________________________________________

                                ASSIGNMENT FORM



             FOR VALUE RECEIVED, ____________________________________ hereby sells, assigns and transfers unto:

        Name:_________________________________

        Address:______________________________
                ______________________________

the right to purchase Common Stock represented by this Warrant to the extent of _________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________________________, attorney, to transfer the same on the books of the Corporation with full power of substitution in the premises.


Dated:___________________



                             __________________________________________________
                             (Signature)